Exhibit 99.45

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
March 31, 2001



Expected B Maturity 4/16/07


Blended Coupon 5.6087%


Excess Protection Level
3 Month Average   7.29%
March, 2001   7.89%
February, 2001   7.23%
January, 2001   6.75%


Cash Yield20.67%


Investor Charge Offs 4.83%


Base Rate 7.94%


Over 30 Day Delinquency 4.90%


Seller's Interest 7.37%


Total Payment Rate14.60%


Total Principal Balance$56,622,749,044.91


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$4,172,058,483.42